UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 20, 2018

LogMeIn, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-34391	20-1515952
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

320 Summer Street Boston, Massachusetts	02210
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (781)-638-9050

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry into a Material Definitive Agreement.	3
Item 2.01. Completion of Acquisition or Disposition of Assets.	3
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.	3
Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.	3
Item 9.01. Financial Statements and Exhibits.	3
SIGNATURE	4

Item 1.01.	Entry into a Material Definitive Agreement

On March 23, 2018, LogMeIn, Inc. (the “Company”) entered into a borrower accession agreement (the “Borrower Accession Agreement”) with its wholly-owned subsidiary, LogMeIn USA, Inc., a Delaware corporation (“LogMeIn USA”), and JPMorgan Chase Bank, N.A. acting in its capacity as administrative agent (the “Administrative Agent”), pursuant to which LogMeIn USA became a borrower under the Company’s existing multi-currency Amended and Restated Credit Agreement, dated as of February 1, 2017 (the “Credit Agreement”) by and between the Company and a syndicate of banks for which JPMorgan Chase Bank, N.A. acted as the Administrative Agent, Joint Bookrunner and Joint Lead Arranger, Wells Fargo Securities, LLC and RBC Capital Markets acted as Joint Lead Arrangers, Joint Bookrunners and Syndication Agents, and Silicon Valley Bank, Citizens Bank, N.A., Bank of America, N.A. and SunTrust Bank acted as Documentation Agents.

As a borrower, LogMeIn USA will have access to the Company’s $400,000,000 revolving credit line under the Credit Agreement. The obligations of LogMeIn USA under the Credit Agreement are guaranteed by the Company and certain of the Company’s material U.S. subsidiaries (other than any excluded material U.S. subsidiaries under the terms of the Credit Agreement). The obligations of LogMeIn USA and each of its guarantors are secured by substantially all of their assets, including a pledge of 100% of the capital stock of the Company’s and its U.S. subsidiary guarantors’ existing and future U.S. subsidiaries, subject to certain exceptions as more fully described in the Credit Agreement.

The foregoing description of the Credit Agreement and the Borrower Accession Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Credit Agreement, which has been incorporated herein by reference as Exhibit 10.1, and the Borrower Accession Agreement which has been filed herewith as Exhibit 10.2.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On March 20, 2018, LogMeIn, Inc. (the “Company”) and certain of its subsidiaries completed the sale of its Xively business to Google LLC and Google Ireland Holdings Unlimited Company (the “Google Entities”), pursuant to the terms of an Asset Purchase Agreement dated February 9, 2018 by and among the Company, LogMeIn USA, Inc., LogMeIn Ireland Holding Company Limited, LogMeIn Ireland Limited, LogMeIn KFT and the Google Entities (the “Agreement”). Under the terms of the Agreement, the Google Entities purchased certain assets and assumed certain liabilities of the Xively business for approximately $50 million in cash, $7.5 million of which will be held by Google for a period of eighteen (18) months as an exclusive security in the event of the Company’s breach of any of the representations and warranties made by the Company in the Agreement.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in Item 1.01 of this Current Report on Form 8-K above with respect to entering into the Borrower Accession Agreement by LogMeIn USA is incorporated by reference into this Item 2.03.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 20, 2018, the Board of Directors (the “Board”) of the Company approved the following changes to William R. Wagner’s compensation as recommended by the Compensation Committee of the Board:

For fiscal 2018, Mr. Wagner will be entitled to an annual base salary in the amount of $625,000 and an annual cash incentive bonus of $625,000, assuming the Company’s achievement of 100% of the Company’s established target performance goals for fiscal 2018. Mr. Wagner’s actual bonus payment for the 2018 calendar year will be based on the Company’s level of achievement of its performance objectives and goals. As an executive officer of the Company, Mr. Wagner’s annual cash incentive bonus will be subject to the Company’s executive compensation recovery, or “clawback,” policy, which requires the reimbursement of excess incentive-based cash compensation provided to our executive officers in the event of certain restatements of our financial statements.

Item 9.01.	Financial Statements and Exhibits.

(b) Pro Forma Financial Information.

Unaudited pro forma combined financial information of the Company for the year ended December 31, 2017 reflecting, among other things, the disposition of Xively is included in Exhibit 99.1 filed herewith and incorporated by reference into this Item 9.01.

(d) Exhibits.

Exhibit Index

Exhibit No.	Description

10.1	Amended and Restated Credit Agreement, dated as of February 1, 2017, by and among LogMeIn, Inc., each of the lenders party thereto, JPMorgan Chase Bank, N.A., as Administrative Agent, Joint Bookrunner and Joint Lead Arranger, Wells Fargo Securities, LLC and RBC Capital Markets as Joint Lead Arrangers, Joint Bookrunners and Syndication Agents, and Silicon Valley Bank, Citizens Bank, N.A., Bank of America, N.A. and SunTrust Bank, as Documentation Agents (incorporated by reference to Exhibit 10.2 to the Current Report on Form 8-K filed by LogMeIn, Inc. on February 1, 2017).

10.2	Borrower Accession Agreement, dated as of March 23, 2018, among LogMeIn, Inc., LogMeIn USA, Inc. and JPMorgan Chase Bank, N.A., as Administrative Agent.

99.1	Unaudited pro forma combined financial information of the Company reflecting, among other things, the disposition of Xively.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LOGMEIN, INC

Date: March 23, 2018	By:	/s/ Michael J. Donahue
Michael J. Donahue
SVP, General Counsel & Secretary

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